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VANGUARD MUNICIPAL BOND FUNDS



Supplement to the Prospectus Dated February 20, 2009

In the Investment Advisor section, the text is restated as follows:

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of October 31, 2008, Vanguard served as advisor for approximately $868 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2008, the advisory expenses represented an effective annual rate of 0.01% of each Fund's average net assets.

For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The funds are overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Robert F. Auwaerter, Principal of Vanguard and head of Vanguard's Fixed Income Group. He has direct oversight responsibility for all money market funds, bond funds, and stable value portfolios managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.






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Christopher W. Alwine, CFA, Principal of Vanguard and head of Vanguard's
Municipal Money Market and Municipal Bond Groups. He has direct oversight responsibility for all tax-exempt bond funds managed by the Fixed Income Group. See biography below.

The managers primarily responsible for the day-to-day management of the Funds are:

Christopher W. Alwine, CFA, Principal of Vanguard. He has been with Vanguard since 1990; has worked in investment management since 1991; has managed investment portfolios since 1996; and has managed the High-Yield Tax-Exempt and Long-Term Tax-Exempt Funds since July 2009. Education: B.B.A., Temple University; M.S., Drexel University.

Marlin G. Brown, Portfolio Manager. He has worked in investment management for Vanguard since 1996 and has managed the Limited-Term Tax-Exempt Fund since 2008.
Education: B.S., University of Virginia.

Michael G. Kobs, Portfolio Manager. He has worked in investment management since 1990; has managed investment portfolios since 1998; and has managed the Intermediate-Term Tax-Exempt Fund since 2008. Education: B.A., University of Iowa; M.B.A., University of Chicago.

Pamela Wisehaupt Tynan, Principal of Vanguard. She has been with Vanguard since 1982; has managed investment portfolios, including the Tax-Exempt Money Market Fund, since 1988; and has managed the Short-Term Tax-Exempt Fund since 1996.
Education: B.S., Temple University; M.B.A., St. Joseph's University.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Funds.


(C) 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                        PS95 082009